CNA Financial Corporation Second Quarter 2024 Results July 29, 2024

Notices and Disclaimers Forward Looking Statements The statements made in the course of this presentation and/or contained in the presentation materials may include statements that relate to anticipated future events (forward-looking statements) rather than actual present conditions or historical events. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. Forward-looking statements, by their nature, are subject to a variety of inherent risks and uncertainties that could cause actual results to differ materially from the results projected. Many of these risks and uncertainties cannot be controlled by CNA. For a detailed description of these risks and uncertainties, please refer to CNA’s filings with the Securities and Exchange Commission available at www.cna.com. Any forward-looking statements and other financial information contained in this presentation speak only as of the date hereof. Further, CNA does not have any obligation to update or revise any forward-looking statement made in the course of this presentation and/or contained in the presentation materials even if CNA’s expectations or any related events, conditions or circumstances change. Reconciliation of GAAP Measures to Non-GAAP Measures This earnings presentation contains financial measures that are not in accordance with accounting principles generally accepted in the United States of America (GAAP). Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. The Company believes the presentation of these measures provides investors with a better understanding of the significant factors that comprise the Company's operating performance. Reconciliations of these measures to the most comparable GAAP measures can be found in the Appendix to this presentation. For additional information, please refer to CNA's filings with the Securities and Exchange Commission, available at www.cna.com Available Information and Risk Factors CNA files annual, quarterly and current reports and other information with the SEC. The SEC filings are available on the CNA website (www.cna.com) and at the SEC's website (www.sec.gov). These filings describe some of the more material risks we face and how these risks could lead to events or circumstances that may have a material adverse effect on our business, financial condition, results of operations or cash flows. You should review these filings as they contain important information about CNA and its business. "CNA" is a registered trademark of CNA Financial Corporation. Certain CNA Financial Corporation subsidiaries use the "CNA" trademark in connection with insurance underwriting and claims activities. Copyright © 2024 CNA. All rights reserved. 2

Second Quarter Overview • Net income up 12% to $317 million versus $283 million in the prior year quarter; core income up 6% to $326 million versus $308 million in the prior year quarter. Core income for the first half of the year up 8% to a record $681 million. • P&C core income of $380 million versus $374 million, reflects higher investment income partially offset by higher catastrophe losses. • Net investment income up 7% to $618 million pretax, includes a $33 million increase from fixed income securities and other investments to $540 million and a $10 million increase from limited partnerships and common stock to $78 million. • P&C combined ratio of 94.8%, compared with 93.8% in the prior year quarter, including 3.5 points of catastrophe loss impact compared with 3.1 points in the prior year quarter. P&C underlying combined ratio was 91.6% compared with 91.1% in the prior year quarter. P&C underlying loss ratio was 60.6% and the expense ratio was 30.7%. • P&C segments, excluding third party captives, generated gross written premium growth of 7% and net written premium growth of 6% for the second quarter of 2024. P&C renewal premium change of +5% with written rate of +4%, consistent with the last three quarters. • Book value per share of $36.46; book value per share excluding AOCI of $45.86, a 5% increase from year-end 2023 adjusting for $2.88 of dividends per share. • Board of Directors declares regular quarterly cash dividend of $0.44 per share. 3

Financial Performance 4 Continued strong growth in earnings resulting in record core income for the first half of the year (In millions, except ratios and per share data) Second Quarter Year to Date 2024 2023 Change 2024 2023 Change Revenues $3,519 $3,304 7% $6,963 $6,456 8 % Core income 326 308 6% 681 633 8 % Net income 317 283 12% 655 580 13 % Diluted earnings per common share: Core income $1.19 $1.13 5% $2.50 $2.33 7 % Net income 1.17 1.04 13% 2.40 2.13 13 % Core ROE 10.6% 10.2% 0.4 pts 10.9% 10.4% 0.5 pts

Excellent underwriting results even with higher catastrophe losses Property & Casualty Operations 5 (In millions, except ratios) Second Quarter Year to Date 2024 2023 2024 2023 GWP ex. 3rd party captives $3,203 $2,986 $6,139 $5,710 GWP change (% year over year) 7% 8 % Net written premium $2,674 $2,513 $5,064 $4,760 NWP change (% year over year) 6% 6 % Net earned premium $2,389 $2,234 $4,720 $4,367 NEP change (% year over year) 7% 8 % Underwriting gain $124 $138 $250 $268 Underlying loss ratio 60.6% 59.9% 60.6% 59.9 % Impact of catastrophes 3.5% 3.1% 3.6% 2.7 % Impact of development-related items (0.3) % (0.4) % (0.3) % 0.2 % Loss ratio 63.8% 62.6% 63.9% 62.8 % Expense ratio 30.7% 30.9% 30.4% 30.8 % Combined ratio 94.8% 93.8% 94.7% 93.9 % Underlying combined ratio 91.6% 91.1% 91.4% 91.0%

Property & Casualty Production Metrics Stable retention and rate, and record new business 6 Property & Casualty Rate & Retention 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 5% 5% 5% 4% 4% 4% 7% 7% 6% 5% 6% 5% 86% 86% 84% 85% 85% 85% Retention Renewal Premium Change Rate GWP ex. 3rd party captives ($M) $2,724 $2,986 $2,595 $2,974 $2,936 $3,203 New Business ($M) $503 $555 $475 $547 $529 $595 Specialty Rate 2% (1)% 1% —% 2% —% Retention 88% 89% 87% 89% 88% 90% Commercial Rate 7% 8% 8% 7% 6% 7% Retention 86% 85% 83% 83% 85% 84% International Rate 4% 4% 2% 2% 1% —% Retention 83% 83% 84% 83% 82% 80%

Specialty Consistently strong profitability 7 (In millions, except ratios) Second Quarter Year to Date 2024 2023 2024 2023 GWP ex. 3rd party captives $984 $961 $1,864 $1,847 GWP change (% year over year) 2% 1 % Net written premium $857 $825 $1,649 $1,613 NWP change (% year over year) 4% 2 % Net earned premium $831 $812 $1,645 $1,609 NEP change (% year over year) 2% 2 % Underwriting gain $60 $74 $136 $154 Underlying loss ratio 59.6% 58.6% 59.4% 58.5 % Impact of catastrophes — % — % — % — % Impact of development-related items (0.4) % (0.3) % (0.5) % (0.2) % Loss ratio 59.2% 58.3% 58.9% 58.3 % Expense ratio 33.2% 32.4% 32.5% 31.9 % Combined ratio 92.7% 90.9% 91.7% 90.4 % Underlying combined ratio 93.1% 91.2% 92.2% 90.6%

Specialty Production Metrics Very strong retention and higher rate in medical malpractice 8 Specialty Rate & Retention 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 2% (1)% 1% —% 2% —% 4% —% 2% —% 3% 1% 88% 89% 87% 89% 88% 90% Retention Renewal Premium Change Rate GWP ex. 3rd party captives ($M) $886 $961 $949 $1,004 $880 $984 New Business ($M) $108 $120 $121 $132 $94 $118 FI & Mgmt Liability Rate (3)% (9)% (4)% (7)% (3)% (6)% Retention 89% 91% 88% 91% 90% 92% Affinity Professional E&O Rate 3% 4% 3% 4% 2% 3% Retention 88% 89% 89% 92% 92% 92% Medical Malpractice Rate 6% 5% 7% 7% 7% 9% Retention 84% 85% 84% 81% 80% 85% Surety Net Written Premiums $178 $170 $157 $136 $184 $175 Warranty & Alt. Risks Revenues $460 $460 $460 $448 $461 $459

Commercial 9 (In millions, except ratios) Second Quarter Year to Date 2024 2023 2024 2023 GWP ex. 3rd party captives $1,802 $1,604 $3,484 $3,044 GWP change (% year over year) 12% 14 % Net written premium $1,458 $1,329 $2,796 $2,517 NWP change (% year over year) 10% 11 % Net earned premium $1,247 $1,120 $2,449 $2,166 NEP change (% year over year) 11% 13 % Underwriting gain $39 $42 $68 $83 Underlying loss ratio 62.0% 61.5% 62.0% 61.5 % Impact of catastrophes 6.1% 5.2% 6.4% 4.7 % Impact of development-related items (0.1) % (0.5) % — % (0.3) % Loss ratio 68.0% 66.2% 68.4% 65.9 % Expense ratio 28.5% 29.6% 28.4% 29.8 % Combined ratio 97.0% 96.3% 97.3% 96.2 % Underlying combined ratio 91.0% 91.6% 90.9% 91.8 % Strong underlying combined ratio and 9th straight quarter of double-digit growth

Commercial Production Metrics 10 Commercial Rate & Retention 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 7% 8% 8% 7% 6% 7% 9% 11% 9% 9% 8% 7% 86% 85% 83% 83% 85% 84% Retention Renewal Premium Change Rate GWP ex. 3rd party captives ($M) $1,440 $1,604 $1,340 $1,610 $1,682 $1,802 New Business ($M) $310 $343 $292 $352 $367 $405 Middle Market Rate 4% 6% 5% 5% 5% 5% Retention 85% 86% 83% 83% 83% 84% Construction Rate 5% 6% 7% 8% 8% 9% Retention 86% 84% 85% 85% 86% 87% National Accounts Rate 17% 20% 18% 12% 8% 7% Retention 90% 84% 80% 85% 87% 83% Small Business Rate 2% 2% 3% 2% 3% 4% Retention 85% 84% 84% 82% 81% 79% Marine / Other Net Written Premium $87 $101 $78 $92 $104 $116 Record new business, stable retention and higher rate increases

International Consistently profitable results 11 (In millions, except ratios) Second Quarter Year to Date 2024 2023 2024 2023 Gross written premium $417 $421 $791 $819 GWP change (% year over year)1 (1) % (3) % Net written premium $359 $359 $619 $630 NWP change (% year over year)1 — % (2) % Net earned premium $311 $302 $626 $592 NEP change (% year over year) 3% 6 % Underwriting gain $25 $22 $46 $31 Underlying loss ratio 58.1% 57.9% 58.1% 57.7 % Impact of catastrophes 2.0% 3.1% 2.0% 2.9 % Impact of development-related items (1.0) % — % (0.5) % 2.5 % Loss ratio 59.1% 61.0% 59.6% 63.1 % Expense ratio 32.8% 31.2% 33.0% 31.5 % Combined ratio 91.9% 92.2% 92.6% 94.6 % Underlying combined ratio 90.9% 89.1% 91.1% 89.2% 1 Excluding currency fluctuations, GWP declined 1% for the second quarter and declined 4% year to date. NWP was consistent with the second quarter of 2023 and declined 2% year to date.

Life & Group Core results reflect higher investment results 12 (In millions) Second Quarter Year to Date 2024 2023 2024 2023 Net earned premiums $109 $113 $219 $228 Net investment income 239 229 470 443 Other revenues — — — — Total operating revenues $348 $342 $689 $671 Total claims, benefits and expenses 355 375 696 716 Income tax benefit 6 13 11 22 Core (loss) income ($1) ($20) $4 ($23)

Pretax Net Investment Income Higher yields on fixed income securities continues to be an earnings tailwind 575 553 611 609 618 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Total CNAF Limited Partnership & Common Stock Highlights Fixed Income Securities 490 500 507 510 520 4.6% 4.7% 4.7% 4.7% 4.8% Fixed Income Effective Yield (Pretax) Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 68 28 78 68 78 3.1% 1.3% 3.4% 2.9% 3.1% Limited Partnership & Common Stock Return (Pretax) Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $M $M $M 13 • Net investment income of $618M is up 7% year- over-year • Fixed income benefited from favorable reinvestment rates and strong operating cash flows; effective income yield is now 4.8% • Limited partnership and common stock returns driven by favorable first quarter results from lagged private equity funds

Highlights • 88% of total invested assets are in fixed income securities • High-quality portfolio with an average credit rating of “A” • Liquidity supports underlying liability characteristics • Net unrealized loss increased modestly from year-end primarily driven by higher risk-free rates Investment Portfolio Effective Portfolio Duration Life & Group 9.9 yrs P&C and Corporate 4.4 yrs Total 6.4 yrs Fixed Maturities by Rating % of Portfolio AAA 1 14% AA 16% A 25% BBB 40% Investment Grade 95% Below Investment Grade 5% Total Fixed Maturities 100% 14 1 AAA includes obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises. High quality, diversified and liquid investment portfolio

Capital • Financial strength ratings from all four rating agencies were affirmed in the past year with stable outlooks • Statutory surplus remains very strong • Adjusting for dividends, book value per share ex AOCI increased 5% Leverage • Debt maturity schedule is termed out to effectively manage refinancing • Repaid $550M senior notes at maturity in May; next debt maturity of $500M due in the first quarter of 2026 Liquidity • Ample liquidity at both holding and operating company levels to meet obligations Financial Strength (In millions, except per share data) June 30, 2024 Dec 31, 2023 Debt $2,971 $3,031 Stockholders' equity 9,874 9,893 Total capital $12,845 $12,924 AOCI (2,547) (2,672) Capital ex AOCI $ 15,392 $ 15,596 BVPS ex AOCI $45.86 $46.39 Dividends per share (YTD) $2.88 $2.88 Debt-to-capital 23.1% 23.5 % Debt-to-capital ex AOCI 19.3% 19.4 % Statutory surplus 11,031 $10,946 Holding company liquidity 1 $1,083 $1,262 15 1 Includes $250 million available under credit facility Conservative capital and debt profile support business objectives

APPENDIX 16

Reconciliation of Net Income (Loss) to Core Income (Loss) Results for the Three Months Ended June 30 Results for the Six Months Ended June 30 ($ millions) 2024 2023 2024 2023 Net income $317 $283 $655 $580 Less: Net investment losses (9) (25) (26) (53) Core income $326 $308 $681 $633 Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily reflective of our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non- GAAP financial measure. Reconciliation of Net Income (Loss) per Diluted Share to Core Income (Loss) per Diluted Share Results for the Three Months Ended June 30 Results for the Six Months Ended June 30 ($ millions) 2024 2023 2024 2023 Net income per diluted share $1.17 $1.04 $2.40 $2.13 Less: Net investment losses (0.02) (0.09) (0.10) (0.20) Core income per diluted share $1.19 $1.13 $2.50 $2.33 Core income (loss) per diluted share provides management and investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core income (loss). Core income (loss) per diluted share is core income (loss) on a per diluted share basis. 17 Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of Book Value per Share to Book Value per Share Excluding AOCI June 30, 2024 December 31, 2023 Book value per share $36.46 $36.52 Less: Per share impact of AOCI (9.40) (9.87) Book value per share excluding AOCI $45.86 $46.39 Book value per share excluding accumulated other comprehensive income (loss) (AOCI) allows management and investors to analyze the amount of the Company's net worth primarily attributable to the Company's business operations. The Company believes this measurement is useful as it reduces the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Calculation of Return on Equity and Core Return on Equity Results for the Three Months Ended June 30 Results for the Six Months Ended June 30 ($ millions) 2024 2023 2024 2023 Annualized net income $1,270 $1,132 $1,311 $1,160 Average stockholders' equity including AOCI (a) 9,768 8,696 9,883 8,637 Return on equity 13.0% 13.0% 13.3% 13.4 % Annualized core income $1,303 $1,233 $1,361 $1,266 Average stockholders' equity excluding AOCI (a) 12,328 12,063 12,493 12,148 Core return on equity 10.6% 10.2% 10.9% 10.4 % Core return on equity provides management and investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to its business operations. a Average stockholders' equity is calculated using a simple average of the beginning and ending balances for the period. 18 Reconciliation of GAAP Measures to Non-GAAP Measures